BAKER & HOSTETLER LLP
                               COUNSELLORS AT LAW
                           3200 National City Center
                              1900 East 9th Street
                           Cleveland, Ohio 44114-3485


                                                           August 14, 1997



VIA MESSENGER

William Warren, Esq.
Forest City Enterprises, Inc.
10800 Brookpark Road
Cleveland, Ohio  44130

         Re: STOCK PURCHASE AGREEMENT DATED MAY 7, 1997 BETWEEN FOREST CITY ENTERPRISES, INC. AND THE MILLERS

Dear Bill:

         I have been advised that the parties to the Stock Purchase Agreement dated May 7, 1997 have agreed to adjust the interest rate to 8% (based on a 360-day year). As attorney for the Millers, this letter is to confirm their agreement to this modification of the Stock Purchase Agreement.

                                            Sincerely,




                                            Paul H. Feinberg


cc:      Richard Miller
         Aaron Miller
         Gabrielle Miller
         Sally P. Gries
         Calvin B. Kirchick, Esq.